CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Quest Resource Corporation (the "Company") on Form 10-KSB for the year ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 28, 2002          /s/ John C. Garrison
                                ----------------------------------------
                                John C. Garrison
                                Treasurer and Chief Financial Officer of
                                Quest Resource Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Quest Resource Corporation (the "Company") on Form 10-KSB for the year ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 28, 2002           /s/ Douglas L. Lamb
                                ----------------------------------------
                                Douglas L. Lamb,
                                President and Chief Executive Officer of
                                Quest Resource Corporation